UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2011

SANTARUS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-50651	33-0734433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 314-5700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, two oral presentations will be made regarding the Santarus, Inc. (“Santarus”) budesonide MMX® phase III clinical program at the Digestive Disease Week Meeting being held at McCormick Place in Chicago on May 7-10, 2011.

The oral presentations are as follows:

•	Presentation by Simon Travis, DPhil, FRCP on Saturday, May 7, 2011 — Oral presentation #S100AB in the Research Forum – Controlled Clinical Trials in Inflammatory Bowel Disease (IBD), Budesonide MMX® 9 mg for induction of remission of mild-to-moderate ulcerative colitis: data from a multicenter, randomized, double-blind, placebo-controlled study in Europe, Russia, Israel and Australia

•	Presentation by William J. Sandborn, M.D. on Monday, May 9, 2011 — Oral presentation #S403 in the Topic Forum – What’s New in IBD, Budesonide MMX® 9 mg for the induction of remission of mild-to-moderate ulcerative colitis: data from a multicenter, randomized, double-blind, placebo-controlled study in North America and India

A copy of the slides used in conjunction with the presentations are attached to this report as Exhibits 99.1 and 99.2.

The foregoing information in Item 7.01 of this Current Report on Form 8-K, together with the presentations attached hereto as Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, Santarus makes no admission as to the materiality of Item 7.01 in this report or the presentations attached hereto as Exhibit 99.1 and Exhibit 99.2. The information contained in the presentation is summary information that is intended to be considered in the context of Santarus’ filings with the SEC and other public announcements that Santarus makes, by press release or otherwise, from time to time. Santarus undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-Looking Statements

  Santarus cautions you that statements included in this report and the slides that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report and the slides due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: Santarus’ ability to successfully develop its budesonide MMX and other product candidates in a timely manner or at all (including timely and successful completion of the budesonide MMX extended use study); whether Santarus is able to obtain regulatory approval for budesonide MMX and its other product candidates in a timely manner or at all, including whether the U.S. Food and Drug Administration (the “FDA”) agrees with the statistical analysis plan for the budesonide MMX phase III studies (including Santarus’ definition of the intent-to-treat population), the clinical interpretation of the results and the conduct of the studies; the extent to which input received from the FDA at the planned pre-NDA meeting for budesonide MMX could adversely impact Santarus’ timing for NDA submission or the overall development program; risks associated with the collaboration with Cosmo Technologies Limited relating to the MMX product candidates, including the potential for termination of the collaboration; competition from other products; unexpected adverse side effects or inadequate therapeutic efficacy of Santarus’ products and product candidates; the scope and validity of patent protection for Santarus’ products and product candidates; and other difficulties or delays relating to the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products and product candidates; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Travis Presentation for Digestive Disease Week Meeting, dated May 7, 2011.

99.2	Sandborn Presentation for Digestive Disease Week Meeting, dated May 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: May 9, 2011

By: /s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Travis Presentation for Digestive Disease Week Meeting, dated May 7, 2011.
99.2	Sandborn Presentation for Digestive Disease Week Meeting, dated May 9, 2011.